FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "AMENDMENT") is entered into as of November 3, 1997 among Fortune Natural Resources Corporation (formerly Fortune Petroleum Corporation), a Delaware corporation ("Borrower"), Credit Lyonnais New York Branch, as Agent (in such capacity, "AGENT"), and certain LENDERS (herein so called) named on SCHEDULE 2.1 (as amended and supplemented from time to time) of the Credit Agreement (as hereinafter defined).

                                 R E C I T A L S
                                 - - - - - - - -

         A. Borrower, Lenders, and Agent entered into that certain Credit Agreement dated as of July 11, 1997 (the "CREDIT AGREEMENT"). Unless otherwise indicated herein, all terms used with their initial letter capitalized are used herein with their meaning as defined in the Credit Agreement, and all Section references are to Sections in the Credit Agreement.

         B. Borrower has requested that the Lenders permit Borrower to incur certain additional Debt in an aggregate principal amount of up to $4,500,000.00 which Debt shall be subordinate and junior in all respects to the Obligation.

         C. The Lenders are willing to amend the Credit Agreement, as requested, to permit such additional subordinated Debt but only upon the condition, that Borrower and the Lenders shall have executed and delivered this Amendment and that Borrower shall have fully satisfied the terms and conditions hereof.

         NOW,  THEREFORE,  in  consideration  of the premises and other good and
valuable   consideration,   the  receipt  and   adequacy  of  which  are  hereby
acknowledged, Borrower, Agent and the Lenders hereby agree, as follows:

PARAGRAPH 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended, as follows:

         1.1   Definitions.

               (a) The definition of  "SUBORDINATED  DEBT"  appearing in SECTION
         1.1 is amended, in its entirety, to read as follows:


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

                           SUBORDINATED DEBT means, at any time, (a) the Subordinated Debentures (10-1/2%), (b) the Subordinated Notes (12%), and (c) any Debt that (i) is used solely for the redemption and repurchase of (and may never exceed) the Subordinated Notes (12%) and related, customary transactional expenses, (ii) is subject to subordination, payment blockage, and standstill provisions at least as favorable to Lenders as those applicable to the Subordinated Notes (12%) under the terms thereof, this agreement or otherwise, (iii) is subject to representations, covenants, events of default and other provisions not significantly more onerous to Borrower than those applicable to the Subordinated Notes (12%), and (iv) does not have a net effective interest rate which is greater than that of the Subordinated Notes (12%) or any scheduled or mandatory principal or sinking fund payment due before the Stated-Termination Date.

         (b) SECTION 1.1 is further amended by adding the following new definitions thereto, such definitions to appear in appropriate alphabetical order therein:

                           APPROVED ACQUISITION means the acquisition by any Restricted Company of Mineral Interests in which such Restricted Company shall acquire from the seller(s) thereof indefeasible title to such Mineral Interests, subject to no Liens other than Permitted Liens, and with respect to which (i) written notice of such acquisition, together with copies of all material documents, instruments, reports and agreements entered or to be entered into or prepared in connection therewith or relating thereto, including, without limitation, all material engineering reports, environmental reports, title reports or opinions, and other due diligence information related to such acquisition (collectively, the "Acquisition Documents") shall have been delivered to the Agent at least fifteen (15) Business Days prior to the date that the transactions contemplated by the Acquisition Documents are to be consummated (the "ACQUISITION DATE"), and (ii) such Mineral Interests to be acquired and the terms and provisions of the Acquisition Documents shall have been approved, in writing, on or prior to the Acquisition Date by the Determining Lenders, in the exercise of their sole discretion.

                           APPROVED DEVELOPMENT PROJECT means the development for the production of oil, gas or other hydrocarbons by any Restricted Company of certain Mineral Interests in which such Restricted Company owns indefeasible title, subject to no Liens other than Permitted Liens, and with respect to which (i) written notice of such development project, together with copies of all material documents, instruments, reports and agreements entered or to be entered into or prepared in connection therewith or relating thereto, including, without limitation, all working-interest owner proposals, authorizations for expenditure, cost estimates, material engineering reports, and other due diligence information related to such development project (collectively, the "Development Project Documents") shall have been delivered to the Agent at least fifteen (15) Business Days prior to the date that such development project commences (the "Development Commencement Date"), and
                           (ii) such Development Project Documents shall have been approved, in writing, on or prior to the Development Commencement Date by the Determining Lenders, in the exercise of their sole discretion.

                           SUBORDINATED DEBENTURES (10-1/2%) means the 10-1/2% Convertible Subordinated Debentures due December 31, 1997 issued by Borrower, not to exceed an aggregate principal amount outstanding of $1,028,000.00.

                           SUBORDINATED NOTES (12%) means (a) the 12% Convertible Subordinated Promissory Notes dated as of November 3, 1997 in the aggregate original principal amount of $1,350,000.00, due December 31, 2007 issued by Borrower, and (b) any additional Debt incurred by Borrower on or before December 31, 1997, not to exceed an aggregate principal amount outstanding of $3,150,000.00, the terms and provisions of the instruments and agreements governing such Debt are the same as those contained in the instruments described in the immediately preceding clause (a).


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


         1.2 Amendment to SECTION 2.1(C) SECTION 2.1(C) is amended, in its entirety, to read as follows:

                  The Commitment Usage may never exceed the lesser of either the total Commitments for the Revolving Facility or the Borrowing Base.

         1.3 Amendment to SECTION 2.6(B). SECTION 2.6(B) is amended by replacing the first sentence contained therein, in its entirety, with the following:

                  The Borrowing Base shall be redetermined by the Lenders semi-annually through the Termination Date, within four (4) months after each December 31 and June 30, with the first such Borrowing Base redetermination under this Agreement to be made on or before October 31, 1997 for the Mortgaged Properties as of June 30, 1997, in accordance with the standard engineering and lending policies and practices customary for loans of this nature and on the basis of information supplied by the Borrower in compliance with the provisions of this Agreement, including, without limitation, the Reserve Reports, and all other information available to the Lenders.

         1.4 Amendment to SECTION 3.2(C). SECTION 3.2(C) is amended, in its entirety, to read as follows:

                           (c)      Revolving Facility-Mandatory Prepayments.
                                    (1) At any time a Borrowing-Base  Deficiency
                  exists, Borrower shall make prepayments to Agent (with any related Funding Loss) under the Revolving Facility so that (i) such Borrowing Base Deficiency has been reduced by at least 50% within 30 days after notice from Agent of the existence of such Borrowing Base Deficiency, and (ii) such Borrowing-Base Deficiency no longer exists by the sixtieth (60th) day after notice from the Agent of the existence of such Borrowing Base Deficiency.

                                    (2) Borrower shall make prepayments to Agent
                  (with any related Funding Loss) under the Revolving Facility in an amount equal to the lesser of (i) the excess, if any, of
                  (x) the aggregate gross proceeds received from the issuance of the Subordinated Notes (12%), less all reasonable and customary out-of-pocket fees and expenses incurred by Borrower in connection therewith, over (y) $2,500,000.00, and (ii) the Principal Debt outstanding on October 31, 1997; such prepayments, if any, being due and payable from time to time within one Business Day of Borrower's receipt of any such proceeds from the issuance of the Subordinated Notes (12%) in excess of $2,500,000.00.

         1.5 Amendment to SECTION 7.1. SECTION 7.1(A) is amended, in its entirety, to read as follows:

                           (a) Borrower will use LCs for general corporate purposes and the proceeds of Borrowings under the Revolving Facility for financing (i) the purchase price of Approved Acquisitions, and (ii) the development costs incurred in connection with Approved Development Projects.

         1.6 Amendment to SECTIONS 9.2(B) and (C). SECTION 9.2(B) and SECTION 9.2(C) are amended, in their entirety, to read, respectively, as follows:

                           (b) Pay or cause to be paid any principal of, or any interest on, any of its Debt except (i) the Obligation,
                  (ii) any of its other Senior Debt if no Default or Potential Default exists, (iv) the Subordinated Debentures (10-1/2%) if no Default or Potential Default exists and regular, scheduled payments of accrued interest on any other Subordinated Debt if no Default or Potential Default exists or would result therefrom, and (v) conversions of Subordinated Debt in accordance with its terms to equity issued by Borrower.

                           (c) Amend, modify, renew or extend the terms of the Subordinated Debentures (10-1/2%), or amend or modify the terms of any other Subordinated Debt to any extent that
                  (i) any of the applicable subordination, payment blockage, or standstill provisions are less favorable to Lenders than exist for such Subordinated Debt on the date of its issuance, (ii) the applicable representations, covenants, events of default, and other provisions are significantly more onerous to Borrower than exist for such Subordinated Debt on the date of its issuance, or (iii) the net effective interest rate applicable to such Subordinated Debt is increased or scheduled or mandatory principal or sinking fund payment obligations before the Stated-Termination Date are made applicable to such Subordinated Debt.

         1.7 Amendment to SECTION 10.3. SECTION 10.3 is amended, in its entirety, to read as follows:

                           10.3 Coverage of Subordinated  Debentures  (10-1/2%).
                  The value of all investments of Borrower permitted pursuant to paragraphs 1-8 on Schedule 9.8, plus all cash on hand, to be less than $1,028,000.00 at any time during which any Subordinated Debentures (10-1/2%) remain outstanding.

         1.8 Amendment to Compliance Certificate. The last section (headed "Section 10.3 Coverage of Subordinated Debt*") of EXHIBIT D-4 to the Credit Agreement is amended, in its entirety, to read as follows:



               COVENANT                                 AT END OF SUBJECT PERIOD
================================================================================

  Section 10.3  COVERAGE OF SUBORDINATED DEBENTURES
                               (10-1/2%)*
  ------------------------------------------------  -------------  -------------
  (a)           Investments (permitted pursuant     $
                    to 1- 8 of Schedule 9.8 to
                    Credit Agreement) at the end
                    of the Subject Period           -------------  -------------

  (b)           Cash Balance at the end of          $
                    the Subject Period              -------------  -------------

  (c)           SUM of Line (a) plus Line (b)       $
                                                    -------------  -------------
  (d)           MINIMUM                                            $1,028,000.00
================================================================================

                 * Covenant applicable only if any Subordinated Debentures (10-1/2%) remain outstanding.

PARAGRAPH 2. AMENDMENT EFFECTIVE DATE. This Amendment shall be binding upon all parties to the Loan Documents on the last day upon which the following has occurred:

                  (a) Borrower shall have delivered to Agent true and correct copies of (i) all documents evidencing or relating to the issuance of that portion of the Subordinated Notes (12%) described in CLAUSE (A) of the definition thereof, together with evidence that such documents have been filed with all Governmental Authorities as may be required under applicable Laws and that the transactions contemplated thereby have been consummated; and

                  (b) Counterparts of this Amendment shall have been executed and delivered to Agent by Borrower, Agent, and the Lenders or when Agent shall have received telecopied, telexed, or other evidence satisfactory to it that all such parties have executed and are delivering to Agent counterparts thereof.

Upon satisfaction of the foregoing conditions, this Amendment shall be deemed effective on and as of November 3, 1997 (the "AMENDMENT EFFECTIVE DATE"); provided, however, that if no portion of the Subordinated Notes (12%) have been issued, or the foregoing conditions shall not have been fully satisfied, by November 15, 1997, this Amendment shall be null and void ab initio and shall be of no further effect.

PARAGRAPH 3. REPRESENTATIONS AND WARRANTIES. As a material inducement to Lenders to execute and deliver this Amendment, Borrower hereby represents and warrants to Lenders (with the knowledge and intent that Lenders are relying upon the same in entering into this Amendment) the following: (a) the representations and warranties in the Credit Agreement and in all other Loan Documents are true and correct on the date hereof in all material respects, as though made on the date hereof; (b) except for matters being waived in this Amendment, no Default or Potential Default exists under the Loan Documents; and (c) the transactions regarding the issuance, amount, terms and use of proceeds of the Subordinated Notes (12%) have been accurately and completely described in the documents provided to the Agent pursuant to PARAGRAPH 2(A) above.

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


PARAGRAPH 4.  MISCELLANEOUS.

         4.1 EFFECT ON LOAN DOCUMENTS. The Credit Agreement and all related Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Amendment Effective Date, all references to the "Credit Agreement" shall be to the Credit Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any Rights of the Lenders under the Credit Agreement or any Loan Documents, nor constitute a waiver under the Credit Agreement or any other provision of the Loan Documents.

         4.2 REFERENCE TO MISCELLANEOUS PROVISIONS. This Amendment and the other documents delivered pursuant to this Amendment are part of the Loan Documents referred to in the Credit Agreement, and the provisions relating to Loan Documents set forth in SECTION 14 are incorporated herein by reference the same as if set forth herein verbatim.

         4.3 COSTS AND EXPENSES. Borrower agrees to pay promptly the reasonable fees and expenses of counsel to Agent for services rendered in connection with the preparation, negotiation, reproduction, execution, and delivery of this Amendment.

         4.4 COUNTERPARTS. This Amendment may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes, and all of which constitute, collectively, one agreement; but, in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart. It is not necessary that all parties execute the same counterpart so long as identical counterparts are executed by Borrower, each Lender, and Agent.

         4.5 THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

      [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK. SIGNATURE PAGES FOLLOW.]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment in multiple counterparts effective as of the Amendment Effective Date.


                                       FORTUNE NATURAL RESOURCES
                                       CORPORATION, as Borrower

                                       By      /s/ Tyrone J. Fairbanks
                                               ---------------------------------
                                       Name    Tyrone J. Fairbanks
                                               ---------------------------------
                                       Title   President and CEO
                                               ---------------------------------


                                       CREDIT LYONNAIS NEW YORK BRANCH,
                                       as Agent

                                       By      /s/ Philippe Soustra
                                               ---------------------------------
                                       Name    Philippe Soustra
                                               ---------------------------------
                                       Title   Senior Vice President
                                               ---------------------------------

                                       LENDERS:


                                       CREDIT LYONNAIS NEW YORK BRANCH,
                                       as a Lender

                                       By      /s/  Philippe Soustra
                                               ---------------------------------
                                       Name    Philippe Soustra
                                               ---------------------------------
                                       Title   Senior Vice President
                                               ---------------------------------

                                      7